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                         NEW VISUAL ENTERTAINMENT, INC.

                               a Utah corporation





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                          SECURITIES PURCHASE AGREEMENT

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                           $5 MILLION OF COMMON STOCK

                                       AND

                  WARRANTS FOR 4,000,000 SHARES OF COMMON STOCK






                          Dated as of November 17, 2000






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                                 LIST OF ANNEXES

         Annex A                              Schedule of Investors

         Annex B                              Series A Warrant

         Annex C                              Series B Warrant

         Annex D                              Form of Draw Down Notice

         Annex E                              Registration Rights Agreement

                          SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), is dated this 17th day of November, 2000 (the "EFFECTIVE DATE"), by and between NEW VISUAL ENTERTAINMENT, INC. (the "COMPANY") and those persons set forth on ANNEX A (collectively, the "INVESTORS"). Terms not otherwise defined shall have the meanings ascribed to them in Section 10 hereof.

                                    RECITALS
                                    --------

         WHEREAS, the Investors desire to purchase from the Company, and the Company desires to sell to the Investors shares (the "COMMON SHARES") of the Company's Common Stock, $.001 par value (the "COMMON STOCK") in exchange for the Investors' $5 million investment in the Company (the "INVESTMENT"); and

         WHEREAS, as part of their Investment the Investors shall receive warrants (the "WARRANTS") to purchase up to 4,000,000 shares of Common Stock (the "WARRANT SHARES") to be issued in two series (the "SERIES A WARRANTS" and the "SERIES B WARRANTS"); and

         WHEREAS, the Common Shares, the Warrants and the Warrant Shares are sometimes referred to herein individually and collectively as the "SECURITIES."

         NOW, THEREFORE, in consideration of the premises and mutual agreements, covenants, representations, warranties and indemnities contained in this Agreement, the Company and the Investors agree as follows:

1. SALE AND PURCHASE OF THE SECURITIES. Upon the terms and subject to the conditions herein contained, the Company agrees to sell to the Investors and the Investors agree to purchase: (i) an aggregate of $5,000,000 of the Company's Common Stock and (ii) Warrants to purchase the Warrant Shares. The sale and purchase of the Securities shall occur in a series of draw down transactions (each, a "DRAW DOWN") as more fully described in Section 3 hereof.

2. DETERMINATION OF PRICE AND NUMBER OF SHARES TO BE PURCHASED.

         2.1 The price to be paid for each Common Share (the "PURCHASE PRICE") shall be equal to 87% of the average of the closing sales price of the Company's Common Stock as reported on the principal exchange on which the Common Stock is traded (as reported by the Wall Street Journal or, if not reported thereby, by another authoritative source) over the applicable Pricing Period (as defined below) (the "AVERAGE SALES PRICE"). By way of illustration, if the Average Sales Price over a Pricing Period is $10 per share, the Purchase Price with respect to such Draw Down shall be $8.70 per share. The five consecutive trading day period over which the Average Sales Price shall be calculated shall be referred to herein as the "PRICING PERIOD."

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         2.2      The number of shares of Common Stock to be issued in
                  connection with each Draw Down shall be equal to the Average Sales Price divided by the Draw Down Amount, rounded to the nearest whole share and adjusted as set forth in Section 3.4 below (the "CLOSING SHARES"). By way of illustration, if the Average Sales Price is $7.50 per share and the Draw Down Amount is $375,000, the number of Closing Shares to issued to the Investors shall be $375,000 divided by $7.50, or 50,000 Closing Shares.

         2.3 Each Investor severally agrees to purchase from the Company, at each Closing on each Closing Date (as hereinafter defined), such Investor's pro rata portion of the Draw Down Amount (the "REQUIRED PAYMENT") in exchange for its pro rata portion of the Closing Shares.

3. DRAW DOWN TERMS. Subject to the satisfaction of the conditions set forth in this Agreement, the parties agree as follows:

         3.1 During the Term, the Company, may, in its sole discretion, issue a number of Draw Down Notices, each with respect to a draw down (a "DRAW DOWN"), which Draw Down the Purchaser shall be obligated to accept, of a Draw Down amount of up to $500,000 (each, a "DRAW DOWN AMOUNT"); PROVIDED, HOWEVER, that the Investors may refuse, in their sole discretion, on or before the Closing Date, to close on any Draw Down in which the Average Sales Price is below $5 per share.

         3.2 There shall be a minimum of five (5) trading days (or such other number of trading days mutually agreed upon by the Purchaser and the Company) between Draw Downs.

         3.3 The Company must inform the Purchaser via facsimile transmission as to the Draw Down Amount the Company wishes to exercise before commencement of trading on the first trading day of the Pricing Period (the "DRAW DOWN NOTICE"), substantially in the form attached hereto as ANNEX D.

         3.4 On each Closing Date, the Investors shall cause the Required Payment to be made to the Company's designated account by wire transfer of immediately available funds. Within three days of receipt of the Required Payment, the Company shall cause the Common Shares to be delivered to the Investors in accordance with each Investor's pro rata percentage, as set forth on ANNEX A attached hereto, making all required adjustments to ensure that the number of Common Shares distributed to each Investor for any given Draw Down is rounded up to the nearest whole share.

         3.5 The Draw Down Amounts advanced hereunder shall not, in the aggregate, exceed $1,000,000 until such time as the Company's New Wheel Technology, Inc. subsidiary has demonstrated to an engineer and/or engineering consulting organization trained in the art of transmission and/or data communications that its metallic high-speed transmission technology is capable of transmitting and receiving signals in sufficient detail that signals are being transferred at 51 Mbps on two 26-gauge copper wires for a distance of 8,500 feet.

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

4. CLOSING.

         4.1 SERIES OF CLOSINGS. The sale to and purchase by the Investors of the Securities shall occur in a series of Draw Downs (each purchase to occur at a "CLOSING," and collectively, the "CLOSINGS") pursuant to the Draw Down Terms set forth in
                  Section 3 above.

         4.2 MECHANICS OF CLOSINGS. Upon receipt of a Draw Down Notice, the Pricing Period shall begin. The Average Sales Price shall be determined over the course of the Pricing Period. Subject to
                  Section 3.1 hereof, the Closing shall occur three business days from the end of the Pricing Period, unless another date is mutually agreed upon, in writing, by the parties (each, a "CLOSING DATE").

         4.3 DELIVERIES AT CLOSINGS. At the first closing, the Company will deliver to each Investor a Series A Warrant Certificate substantially in the form attached as ANNEX B hereto and/or a Series B Warrant Certificate substantially in the form attached as ANNEX C hereto for the purchase of the number of Warrant Shares in each series as set forth opposite such Investor's name on ANNEX A hereto, upon receipt by the Company of payment by check or wire transfer in an aggregate amount equal to the Required Payment owed by such Investor at such Closing.

         4.4 INITIAL DRAW DOWN. The Company acknowledges receipt of $315,000 advanced from the Investors prior to the execution of this Agreement. Therefore, the Company and the Investors agree that the initial Draw Down will be deemed to have occurred upon the execution of this Agreement and the initial Draw Down Amount shall be deemed to have been made in the amount of $315,000.

5. RESTRICTIONS ON TRANSFER OF SECURITIES; REMOVAL OF RESTRICTIONS ON TRANSFER OF SECURITIES.

         5.1      RESTRICTIONS ON TRANSFER.

                  (a) Each Investor understands and agrees that the Securities it will be acquiring have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and that accordingly they will not be fully transferable except as permitted under various exemptions contained in the Securities Act, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act. Each Investor acknowledges that it must bear the economic risk of its investment in the Securities for an indefinite period of time since they have not been registered under the Securities Act and therefore cannot be sold unless they are subsequently registered or an exemption from registration is available.

                  (b) Each Investor hereby represents and warrants to the Company that it is acquiring the Securities it has agreed to purchase for investment purposes only, for its own account, and not as nominee or agent for any other Person, and not with a view to the sale or distribution of any part thereof, and that it has no present intention of selling or granting any participation in or otherwise distributing the same.

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

                  (c) Each Investor hereby agrees with the Company as follows:

                           (i)      Subject to Section 5.2 hereof, the
                                    certificates evidencing the Common Shares and, as applicable, the Series A and Series B Warrant Certificates, and each certificate issued in transfer thereof, will bear a restrictive legend such as the following:

                                    "THE SECURITIES EVIDENCED BY THIS
                                    CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
                                    THE SECURITIES ACT OF 1933 AND HAVE BEEN
                                    TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT
                                    WITH A VIEW TO THE DISTRIBUTION THEREOF,
                                    AND, SUCH SECURITIES MAY NOT BE SOLD OR
                                    TRANSFERRED UNLESS THERE IS AN EFFECTIVE
                                    REGISTRATION STATEMENT UNDER SUCH ACT
                                    COVERING SUCH SECURITIES OR THE ISSUER
                                    CORPORATION RECEIVES AN OPINION OF COUNSEL
                                    (WHICH MAY BE COUNSEL FOR THE ISSUER
                                    CORPORATION) STATING THAT SUCH SALE OR
                                    TRANSFER IS EXEMPT FROM THE REGISTRATION AND
                                    PROSPECTUS DELIVERY REQUIREMENTS OF SUCH
                                    ACT."

                           (ii)     The certificates representing such
                                    Securities, and each certificate issued in transfer thereof, will also bear any legend required under any applicable state securities law and any other legends required under the law of the State of Utah to reflect the terms set forth herein.

                           (iii) Absent an effective registration statement under the Securities Act, covering the disposition of the Securities which such Investor acquires, such Investor will not sell, transfer, assign, pledge, hypothecate or otherwise dispose of any or all of the Securities without first providing the Company with an opinion of counsel (which may be counsel for the Company) to the effect that such sale, transfer, assignment, pledge, hypothecation or other disposition will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable state securities laws, except that no such registration or opinion shall be required with respect to (A) a transfer not involving a change in beneficial ownership, or (B) the distribution of Securities by such Investor to any of its partners, or retired partners, or to the estate of any of its partners or retired partners, or (C) a sale to be effected in accordance with Rule 144 of the Commission under the Securities Act ("RULE 144") (or any comparable exemption).

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

                           (iv) Such Investor consents to the Company's making a notation on its records or giving instructions to any transfer agent of the Common Shares in order to implement the restrictions on transfer of the Securities mentioned in this subsection (c).

         5.2 REMOVAL OF TRANSFER RESTRICTIONS. Any legend concerning the transfer restrictions set forth above, endorsed on a certificate evidencing a Security pursuant to Section 5.1(c)(i), hereof and the stop transfer instructions and record notations with respect to such Security shall be removed and the Company shall issue a certificate without such legend to the holder of such Security (a) if such Security is registered under the Securities Act, or (b) if such Security may be sold under Rule 144(k) of the Commission under the Securities Act or (c) if such holder provides the Company with an opinion of counsel (which may be counsel for the Company) reasonably acceptable to the Company to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act.

         5.3 RULE 144 LIMITATIONS. Each Investor hereby further agrees, that in addition to the restrictions on transfer set forth in
                  Section 5.1 hereof, it will comply with the volume limitations imposed by Rule 144(e) in connection with any resales of the Securities, even if Rule 144 would not otherwise be applicable to such Investor's resales. Investor acknowledges that a restriction may be placed on any stock certificate representing the Securities to reflect this Section 5.3.

         5.4 COMPLIANCE WITH SECTION 16(C). Each Investor hereby further agrees that it will not engage in any transactions prohibited by Section 16(c) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), even if Section 16(c) of the Exchange Act would not otherwise be applicable to such Investor. Investor acknowledges that a legend may be placed on any stock certificate representing the Securities to reflect this Section 5.4.

6. REPRESENTATIONS AND WARRANTIES BY THE COMPANY. In order to induce each Investor to enter into this Agreement and to purchase the Securities, the Company hereby covenants with, and represents and Warrants to, each Investor as follows:

         6.1 ORGANIZATION, STANDING, ETC. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah, and has all requisite power and authority to carry on its business, to own and hold its properties and assets, to enter into this Agreement and any other agreements to be entered into by it in connection herewith, including without limitation the Registration Rights Agreement, (as hereinafter defined) and each other such agreement, document or instrument (which are collectively referred to herein as the "TRANSACTION DOCUMENTS"), and to carry out the provisions hereof and thereof.

         6.2 CAPITAL STOCK. As of the Effective Date, the authorized capital stock of the Company will consist of 100,000,000 shares of Common Stock, and 15,000,000 shares of Preferred Stock. No shares of Preferred Stock have been issued. As of October 1, 2000, 23,951,789 shares of Common Stock were issued


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

                  and outstanding, and such shares are duly authorized, validly issued, fully paid and nonassesessable. As of the Effective Date, the Company will have reserved a total of 4,000,000 shares of Common Stock for issuance pursuant to exercise of the Warrants, 2,500,000 shares for issuance pursuant to the Company's 2000 Omnibus Securities Plan, 1,563,750 shares for issuance pursuant to the exercise of outstanding stock options, and 200,000 shares for issuance pursuant to the exercise of outstanding warrants.

         6.3 COMMON SHARES. The Common Shares are duly authorized and, when issued and paid for pursuant to the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will be free and clear of all Liens (as hereinafter defined) and restrictions, other than Liens that might have been created by Investors and restrictions on transfer imposed by (i) Section 5.4 hereof, (ii) applicable state securities laws and (iii) the Securities Act.

         6.4 WARRANTS. The issuance of the Warrants has been duly authorized and, when issued and paid for pursuant to the terms of this Agreement, the Warrants will be duly authorized, validly issued, fully paid and nonassessable, each of the Series A Warrants and the Series B Warrants will have the rights, preferences and privileges specified in ANNEX B and ANNEX C, respectively, and will be free and clear of all Liens (as hereinafter defined) and restrictions, other than Liens that might have been created by Investors and restrictions on transfer imposed by (i) Sections 5.1 and 5.2 hereof, (ii) applicable state securities laws and (iii) the Securities Act. The Warrant Shares are duly authorized and have been reserved for issuance upon exercise of the Warrants and, when issued upon the exercise and payment in accordance with the terms of the Warrants, will be duly authorized, validly issued, fully paid and nonassessable Common Stock and free and clear of all Liens and restrictions, other than Liens that might have been created by Investors and restrictions imposed by (i) Section
                  5.4 hereof, (ii) applicable state securities laws and (iii) the Securities Act.

         6.5 CORPORATE ACTS AND PROCEEDINGS. All corporate acts and proceedings required for the authorization, execution and delivery of this Agreement, and the Transaction Documents, the offer, issuance and delivery of the Securities and the performance of this Agreement and the Transaction Documents, and the terms of the Warrants have been lawfully and validly taken or will have been so taken prior to the Effective Date.

         6.6 NO CONFLICTS. The execution, delivery and performance by the Company of this Agreement, and the Transaction Documents, and the observance of the terms of the Warrants (a) will not, as of the Effective Date, require from the Board or stockholders of the Company any consent or approval that has not then been validly and lawfully obtained, (b) will not, as of the Effective Date, require any authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality of government, except such as shall have been lawfully and validly obtained prior to the Closing, (c) will not cause the Company to violate or contravene (i) any provision of law, (ii) any rule or regulation of any agency or government, domestic or foreign, (iii) any order, writ, judgment, injunction, decree, determination or award, or (iv) any provision of the Articles of Incorporation or Bylaws of the Company, and (d) will not result in the creation or imposition of any Lien. The Company is not in violation of, or (with or without notice or lapse of time or both) in default under, any term or provision of its Articles of Incorporation or Bylaws or of any indenture, loan or credit agreement, note agreement, deed of trust, mortgage, security agreement or other agreement, lease or other instrument, commitment or arrangement to which the Company is a party or by which any of the Company's properties, assets or rights is bound or affected, except for any such violations or default which individually and in the aggregate, are not likely to have a material adverse effect on the Company's financial condition, results of operation or business. The Company is not subject to any restriction of any kind or character which materially and adversely affects in any way its business, properties, assets or prospects or which prohibits the Company from entering into this Agreement or would prevent or make burdensome its performance of or compliance with all or any part of this Agreement and the Transaction Documents or the Warrants or the consummation of the transactions contemplated hereby or thereby.

         6.7 BINDING OBLIGATIONS. This Agreement, the Transaction Documents, and the Warrants constitute the legal, valid and binding obligations of the Company and when executed and delivered, will be enforceable against the Company in accordance with their respective terms, except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally.

         6.8 SEC REPORTS AND FINANCIAL STATEMENTS. New Visual has filed with the United States Securities and Exchange Commission (the "Commission"), its Annual Report on Form 10-KSB for the fiscal year ended October 31, 1999 and its Quarterly Reports on Form 10-QSB for the periods ended January 31, 2000, April 30, 2000 and July 31, 2000 (as such documents have been amended through the date hereof, the "New Visual Reports"). The consolidated financial statements of New Visual included in the New Visual Reports comply in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), and fairly present the consolidated financial position of New Visual and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

         6.9 ABSENCE OF CERTAIN CHANGES. Except as disclosed in the New Visual Reports or Company press releases, since July 31, 2000,
                  (i) New Visual has conducted its business only in the ordinary course and consistent with prior practice and (ii) there has not been (A) any event or occurrence which will have a material adverse effect on New Visual's financial condition or results of operations, or (B) any material change by New Visual in its accounting principles, practices or methods (except to the extent required by GAAP).

         6.10 DISCLOSURE. To the knowledge of New Visual, no representation or warranty by New Visual contained in this Agreement nor any statement or certificate furnished or to be furnished by or on behalf of New Visual to Investors in connection herewith or pursuant hereto contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make the statements contained herein or therein not misleading.

         6.11 ABSENCE OF UNDISCLOSED LIABILITIES. New Visual has no material liabilities or obligations of any nature, whether known or unknown, absolute, accrued, contingent or otherwise and whether due or to become due, except (a) as and to the extent disclosed in the New Visual Reports and (b) for liabilities and obligations that (i) were incurred after July 31, 2000, in the ordinary course of business consistent with prior practice and (ii) individually and in the aggregate are not material to New Visual.

         6.12 USE OF PROCEEDS. The Company will not apply any portion of a Draw Down towards payment of any costs or expenses related to its production of the Company's pending motion picture project tentatively titled "Top Secret Surf Film."

7. REPRESENTATIONS AND WARRANTIES BY THE INVESTORS. In order to induce the Company to enter into this Agreement and to sell the Common Shares and Warrants, each Investor (as to such Investor only and not as to any other Investor) hereby covenants with, and represents and Warrants to, the Company as follows:

         7.1 ORGANIZATION, STANDING, ETC. Each Investor that is not a natural person is, as applicable, a corporation, general or limited partnership, or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all requisite power and authority to carry on its business, to own and hold its properties and assets, to enter into this Agreement and the Transaction Documents to be entered into by it, to purchase the Securities and to carry out the provisions hereof and thereof.

         7.2 ACTS AND PROCEEDINGS. All acts and proceedings required of the Investor for the authorization, execution and delivery of this Agreement and the Transaction Documents and the performance of this Agreement and the Transaction Documents have been lawfully and validly taken or will have been so taken prior to the Effective Date.

         7.3 BINDING OBLIGATIONS. This Agreement and the Transaction Documents constitute the legal, valid and binding obligations of the Investor and when executed and delivered, will be enforceable against the Investor in accordance with their respective terms, except as such enforcement is limited by bankruptcy, insolvency, and other similar laws affecting the enforcement of creditors' rights generally.

         7.4      INVESTMENT INTENT.

                  (a) The Investor acknowledges that the Securities are being issued to Investor in reliance upon one or more exemptions from registration contained in the Securities Act and applicable state securities laws. The reliance by the Company upon such exemptions is based in part upon the representations set forth in this Section 7.4 and in Section 5 hereof.

                  (b) Investor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision.

                  (c) Investor is an "accredited investor" as defined in Regulation D promulgated under the Securities Act.

8. CONDITIONS OF PARTIES' OBLIGATIONS.

         8.1 CONDITIONS OF INVESTORS' OBLIGATIONS AT THE CLOSINGS. The obligation of each Investor to purchase and pay for the Securities which it has agreed to purchase on each Closing Date is subject to the fulfillment prior to or on the date of such Closing of the following conditions, any of which may be waived in whole or in part by the Investors.

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company under this Agreement shall be deemed to have been made again on the date of such Closing and shall then be true and correct in all material respects.

                  (b) COMPLIANCE WITH AGREEMENT. The Company shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it on or before such Closing Date.

                  (c) SUPPORTING DOCUMENTS. The Investors shall have received the following:

                           (i) Copies of resolutions of the Board certified by the Secretary of the Company, authorizing the execution, delivery and performance of this Agreement and the Registration Rights Agreement and the performance of the Warrants, and all other documents and instruments to be delivered pursuant hereto and thereto; and

                           (ii) Such additional supporting documentation and other information with respect to the transactions contemplated hereby as the Investors or their counsel may reasonably request.

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

                  (d) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transactions, shall be reasonably satisfactory in form and substance to the Investors and to their counsel.

                  (e) NO MATERIAL ADVERSE CHANGE. Since the Effective Date there shall have been no material adverse change in the Company's business, financial condition, assets or operations.

                  (f) NO PENDING LITIGATION. Since the Effective Date there shall be no pending or threatened litigation regarding this Agreement or the transactions contemplated hereby.

                  (g) REGISTRATION RIGHTS AGREEMENT. The Company and each of the Investors shall have entered into a Registration Rights Agreement substantially in the form of ANNEX E hereto (the "REGISTRATION RIGHTS AGREEMENT").

                  (h) EMPLOYMENT OF RAY WILLENBERG, JR. Ray Willenberg, Jr., the Company's President, Chief Executive Officer and Chairman of the Board, shall still be employed by the Company in an executive capacity (regardless of position) and shall be able to perform the duties associated therewith.

         8.2 CONDITIONS OF COMPANY'S OBLIGATIONS. The Company's obligation to issue and sell the Securities to the Investors on the date of each Closing is subject to the fulfillment prior to or at the date of such Closing of the following conditions, any of which may be waived in whole or in part by the Company.

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investors under this Agreement shall be deemed to have been made again on the date of such Closing, and shall then be true and correct in all material respects.

                  (b) COMPLIANCE WITH AGREEMENT. The Investors shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by each of them on or before such Closing Date.

                  (c) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transactions, shall be reasonably satisfactory in form and substance to the Company and to its counsel.

                  (d) REGISTRATION RIGHTS AGREEMENT. The Company and each of the Investors shall have entered into the Registration Rights Agreement.

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

9. ENFORCEMENT.

         9.1 REMEDIES AT LAW OR IN EQUITY. If any Default shall occur or if any representation or warranty made by or on behalf of the Company in this Agreement or in any certificate, report or other instrument delivered under or pursuant to any term hereof shall be untrue or misleading in any material respect as of the date of this Agreement or as of the date of any Closing or as of the date it was made, furnished or delivered, the holder of any Security may proceed to protect and enforce its rights by suit in equity or action at law, whether for the specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement, or to enforce any other legal or equitable right of such holder of any such Securities, or to take any one or more of such actions. In the event a holder brings such an action against the Company, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

         9.2 CUMULATIVE REMEDIES. None of the rights, powers or remedies conferred upon any holder of Securities shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred hereby or now or hereafter available at law, in equity, by statute or otherwise.

         9.3 NO IMPLIED WAIVER. Except as expressly provided in this Agreement, no course of dealing between the Company and any Investor or the holder of any Security and no delay in exercising any such right, power or remedy conferred hereby or now or hereafter existing at law in equity, by statute or otherwise, shall operate as a waiver of, or otherwise prejudice, any such right, power or remedy.

10. DEFINITIONS. Unless the context otherwise requires, the terms defined in this Section 10 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

         "AFFILIATE" shall mean any Person which directly or indirectly controls, is controlled by, or is under common control with, the indicated Person.

         "AGREEMENT" shall mean this Securities Purchase Agreement.

         "AVERAGE SALES PRICE" shall have the meaning set forth in Section 2.

         "BOARD" shall mean the Board of Directors of the Company.

         "COMPANY" shall mean New Visual Entertainment, Inc., a Utah corporation.

         "CLOSING" shall have the meaning set forth in Section 4.1.

         "CLOSING DATE" shall have the meaning set forth in Section 4.2.

         "CLOSING SHARES" shall have the meaning assigned to it in Section 2.2 hereof.

         "COMMON SHARES" shall have to meaning assigned to it in the Recitals hereof.

         "COMMON STOCK" shall have the meaning assigned to it in Recitals hereof.

         "COMMISSION" shall mean the Securities and Exchange Commission.

         "DEFAULT" shall mean a default or failure in the due observance or performance of any covenant, condition or agreement on the part of the Company or any of its Subsidiaries to be observed or performed under the terms of this Agreement, if such default or failure in performance shall remain unremedied for ten (10) days.

         "DRAW DOWN" shall have the meaning assigned to it in Section 1.

         "DRAW DOWN AMOUNT" shall have the meaning assigned to it in Section
3.1.

         "DRAW DOWN NOTICE" shall have the meaning assigned to it in Section
3.3.

         "EFFECTIVE DATE" shall mean the date of this Agreement.

         "EQUITY SECURITY" shall mean any stock or similar security of the Company or any security convertible or exchangeable, with or without consideration, into or for any stock or similar security, or any security carrying any warrants or right to subscribe to or purchase any stock or similar security, or any such warrants or right.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "INVESTOR" shall have the meaning assigned to it in the Recitals and on ANNEX A hereto.

         "INVESTMENT" shall have the meaning set forth in the Recitals.

         "LIEN" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction and including any lien or charge arising by statute or other law.

         "NEW VISUAL REPORTS" shall have the meaning assigned to it in Section 6.8.

         "PERMITTED LIENS" shall mean (a) Liens for taxes and assessments or governmental charges or levies not at the time due or in respect of which the validity thereof shall currently be contested in good faith by appropriate proceedings; (b) Liens in respect of pledges or deposits under workers' compensation laws or similar legislation, carriers', warehousemen's, mechanics', laborers' and materialmen's and similar Liens, if the obligations secured by such Liens are not then delinquent or are being contested in good faith by appropriate proceedings; and (c) Liens incidental to the conduct of the business of the Company or any Subsidiary which were not incurred in connection with the borrowing of money or the obtaining of advances or credits and which do not in the aggregate materially detract from the value of its property or materially impair the use thereof in the operation of its business.

         "PERSON" shall include any natural person, corporation, trust, association, company, partnership, joint venture and other entity and any government, governmental agency, instrumentality or political subdivision.

         "PRICING PERIOD" shall be the period of time beginning on the day the Company sends a Draw Down Notice and ending five business days thereafter.

         "PURCHASE PRICE" shall have the meaning set forth in Section 2.

         "REGISTRATION RIGHTS AGREEMENT" shall have the meaning assigned to it in Section 8.1.

         "REQUIRED PAYMENT" shall have the meaning assigned to it in Section 2.

         "RULE 144" shall have them meaning assigned to it in Section
5.1(c)(iii).

         "SECURITIES" shall have the meaning assigned to it in the Recitals.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         "SERIES A WARRANTS" shall have the meaning set forth in Section 3.1(c).

         "SERIES B WARRANTS" shall have the meaning set forth in Section 3.1(c).

         "SUBSIDIARY" shall mean any corporation, association or other business entity at least 50% of the outstanding voting stock of which is at the time owned or controlled directly or indirectly by the Company or by one or more of such subsidiary entities or both, where "voting stock" means any shares of stock having general voting power in electing the board of directors (irrespective of whether or not at the time stock of any other class or classes has or might have voting power by reason of any contingency).

         "TERM" shall be the period of time in which this Agreement is in effect, beginning on the Effective Date and ending on November 17, 2002.

         "TRANSACTION DOCUMENTS" shall have the meaning set forth in Section
6.1.

         "WARRANTS" shall have the meaning given in the Recitals hereof.

         "WARRANT SHARES" shall have the meaning given in the Recitals hereof.

11. MISCELLANEOUS.

         11.1 RIGHTS OF HOLDERS INTER SE. Each holder of Securities shall have the absolute right to exercise or refrain from exercising any right or rights which such holder may have by reason of this Agreement or any Security, including, without limitation, the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and such holder shall not incur any liability to any other holder or holders of Securities with respect to exercising or refraining from exorcising any such right or rights.

         11.2 EXCULPATION AMONG INVESTORS AND HOLDERS. Each Investor acknowledges that it is not relying upon any other Investor, or any officer, director, employee, agent, partner or Affiliate of any such other Investor, in making its investment or decision to invest in the Company or in monitoring such investment. Each Investor agrees that no Investor nor any controlling person, officer, director, stockholder, partner, agent or employee of any Investor shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them relating to or in connection with the Company or the Securities, or both. Without limiting the generality of the foregoing, no Investor (nor any of its Affiliates, officers, directors, stockholders, partners, agents or employees) or other holder of any Security shall have any obligation, liability or responsibility whatsoever for the accuracy, completeness or fairness of any or all information about the Company or any Subsidiary or their respective properties, business or financial and other affairs, acquired by such Investor or holder from the Company or any Subsidiary or the respective officers, directors, employees, agents, representatives, counsel or auditors of either, and in turn provided to another Investor or holder, nor shall any such Investor (or such other Person) have any obligation or responsibility whatsoever to provide any such information to any other Investor (or such other Person) or holder or to continue to provide any such information if any information is provided.

         11.3 NOTICES. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered or mailed first class postage prepaid, registered or certified mail,

                  (a) If to any holder of any of the Securities, addressed to such holder at its address shown on ANNEX A hereto, or at such other address as such holder may specify by written notice to the Company, or

                  (b) If to the Company at the address first above written or at such other address as the Company may specify by written notice to the Investors,

and each such notice, request, consent and other communication shall for all purposes of the Agreement be treated as being effective or having been given when delivered, if delivered personally, or, if sent by mail, at the earlier of its actual receipt or three days after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

         11.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES, ETC. All representations and warranties made in, pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement, any investigation at any time made by or on behalf of any Investor, and the sale and purchase of the Securities and payment therefor. All statements contained in any certificate, instrument or other writing delivered by or on behalf of the Company pursuant hereto or in connection with or contemplation of the transactions herein contemplated shall constitute representations and warranties by the Company hereunder. Any claim against the Company based upon any inaccuracy in any of the representations or breach of any of the warranties hereunder must be asserted against the Company, either by written notice given to the Company specifying with reasonable particularity the claimed inaccuracy or breach or by institution of an action at law or suit in equity against the Company and the serving of the process and complaint with respect thereto upon the Company, within two (2) years from the Effective Date.

         11.5 SEVERABILITY. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

         11.6 ASSIGNMENT. Any Investor may assign its rights to purchase the Common Shares and/or the Warrant Shares, in whole or in part, to any "accredited investor" as such term is defined in Rule 501 of Regulation D of the Securities Act.

         11.7 PARTIES IN INTEREST. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by the holder or holders at the time of any of the Securities. Subject to the immediately preceding sentence, this Agreement shall not run to the benefit of or be enforceable by any Person other than a party to this Agreement and its successors and assigns.

         11.8 HEADINGS. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

         11.9 CHOICE OF LAW. It is the intention of the parties that the internal substantive laws of California should govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties, without regard to choice of law provisions.

         11.10 EXPENSES. The Company agrees, upon consummation of the transactions contemplated hereby, to pay, and hold the Investors and holders of the Securities harmless from liability for the payment of the expenses incurred by them in connection with the Investment, including fees and expenses of their counsel arising in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby. Investors acknowledge that such payment has been included in the initial Draw Down Amount.

         11.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the some instrument.

                            (Signature Page Follows)

                 (Securities Purchase Agreement Signature Page)


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       NEW VISUAL ENTERTAINMENT, INC.


                                       By: /s/ Ray Willenberg, Jr.
                                           -------------------------------------
                                           Ray Willenberg, Jr.
                                           Chief Executive Officer



                                       LILLY BETER CAPITAL GROUP, LTD.


                                       By: /s/ Richard Kosloske
                                           -------------------------------------
                                       Name: Richard Kosloske
                                             -----------------------------------
                                       Title: President
                                              ----------------------------------


                                       INTERNATIONAL CARIBBEAN TRUST LIMITED


                                       By: /s/ John Maxmin
                                           -------------------------------------
                                       Name: John Maxmin
                                             -----------------------------------
                                       Title: Agent of Record for this Agreement
                                              ----------------------------------

                                       PROMETHEUS TRUST LIMITED


                                       By: /s/ John Maxmin
                                           -------------------------------------
                                       Name: John Maxmin
                                             -----------------------------------
                                       Title: Agent of Record for this Agreement
                                              ----------------------------------

                                       CUTTING EDGE TRUST LIMITED


                                       By: /s/ John Maxmin
                                           -------------------------------------
                                       Name: John Maxmin
                                             -----------------------------------
                                       Title: Agent of Record for this Agreement
                                              ----------------------------------

                                       WIND & SEA TRUST LIMITED


                                       By: /s/ John Maxmin
                                           -------------------------------------
                                       Name: John Maxmin
                                             -----------------------------------
                                       Title: Agent of Record for this Agreement
                                              ----------------------------------

                                       MONTGOMERY LANDING TRUST LIMITED


                                       By: /s/ John Maxmin
                                           -------------------------------------
                                       Name: John Maxmin
                                             -----------------------------------
                                       Title: Agent of Record for this Agreement
                                              ----------------------------------

                                       QUAIL RUN TRUST LIMITED


                                       By: /s/ John Maxmin
                                           -------------------------------------
                                       Name: John Maxmin
                                             -----------------------------------
                                       Title: Agent of Record for this Agreement
                                              ----------------------------------

                                       TRU COLOR TRUST LIMITED


                                       By: /s/ John Maxmin
                                           -------------------------------------
                                       Name: John Maxmin
                                             -----------------------------------
                                       Title: Agent of Record for this Agreement
                                              ----------------------------------


                                                    ANNEX A

                                             SCHEDULE OF INVESTORS


                                                  REQUIRED PAYMENT
                                                  (TO BE CALCULATED
                   INVESTOR                       AS % OF DRAW DOWN     NUMBER OF SERIES A       NUMBER OF SERIES B
               (NAME & ADDRESS)                        AMOUNT)            WARRANT SHARES           WARRANT SHARES

INTERNATIONAL CARIBBEAN TRUST LIMITED                   12.5%                 375,000                 125,000
c/o Lilly Beter Capital Group, Ltd.
3925 Excelsior Blvd., Suite 500
Minneapolis, MN 55416

LILLY BETER CAPITAL GROUP LTD.                          12.5%                 375,000                 125,000
3925 Excelsior Blvd., Suite 500
Minneapolis, MN 55416

PROMETHEUS TRUST LIMITED                                12.5%                 375,000                 125,000
c/o Lilly Beter Capital Group, Ltd.
3925 Excelsior Blvd., Suite 500
Minneapolis, MN 55416

CUTTING EDGE TRUST LIMITED                              12.5%                 375,000                 125,000
c/o Lilly Beter Capital Group, Ltd.
3925 Excelsior Blvd., Suite 500
Minneapolis, MN 55416

WIND & SEA TRUST LIMITED                                12.5%                 375,000                 125,000
c/o Lilly Beter Capital Group, Ltd.
3925 Excelsior Blvd., Suite 500
Minneapolis, MN 55416

MONTGOMERY LANDING TRUST LIMITED                        12.5%                 375,000                 125,000
c/o Lilly Beter Capital Group, Ltd.
3925 Excelsior Blvd., Suite 500
Minneapolis, MN 55416

QUAIL RUN TRUST LIMITED                                 12.5%                 375,000                 125,000
c/o Lilly Beter Capital Group, Ltd.
3925 Excelsior Blvd., Suite 500
Minneapolis, MN 55416

TRU COLOR TRUST LIMITED                                 12.5%                 375,000                 125,000
c/o Lilly Beter Capital Group, Ltd.
3925 Excelsior Blvd., Suite 500
Minneapolis, MN 55416


                                     ANNEX B

                      FORM OF SERIES A WARRANT CERTIFICATE

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, EXCHANGED OR TRANSFERRED IN ANY MANNER IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT NO SUCH REGISTRATION IS REQUIRED.


                          SERIES A WARRANT CERTIFICATE

                         NEW VISUAL ENTERTAINMENT, INC.



No. WR- _____                                                __________ Warrants
Date: November 17, 2000

         THIS CERTIFIES THAT, for value received, ___________________________, or its registered assigns, is entitled to purchase from NEW VISUAL ENTERTAINMENT, INC., a Utah corporation (the "Company"), at any time or from time to time during the period specified in Paragraph 2, _____________________ fully paid and nonassessable shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), at an exercise price per share equal to the lesser of $6.00 or 50% of the average of the closing sales price of the Company's Common Stock as reported on the principal exchange on which the Common Stock is traded (as reported by the Wall Street Journal or, if not reported thereby, by another authoritative source) over the five consecutive trading days immediately preceding the date of the exercise of this Warrant (the "Exercise Price"). The term "Warrant Shares," as used herein, refers to the shares of Common Stock purchasable hereunder. The Warrant Shares and the Exercise Price are subject to adjustment as provided in Paragraph 4.

         This Warrant is subject to the following terms, provisions, and conditions:

         1. MANNER OF EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES. Subject to the provisions of this Warrant Certificate, this Warrant may be exercised by the holder of this Warrant and/or any permitted transferee specified in Section 7 below (the "holder"), in whole or in part, by the surrender of this Warrant together with a completed exercise agreement in the form attached to this Warrant Certificate (the "Exercise Agreement"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder), and upon payment of the Exercise Price. At the option of the holder, the Exercise Price may be paid to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company. The Warrant Shares so purchased shall be deemed to be issued to the holder or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. Certificates for the Warrant Shares so purchased shall be delivered to the holder within a reasonable time, not to exceed three business days after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder and shall be registered in the name of the holder or such other name as shall be designated by such holder.

         2. PERIOD OF EXERCISE. This Warrant may be exercised, at the option of the holder, in whole or in part, at any time from the date of the execution of this Warrant and (b) ending at 5:00 p.m., Eastern time, on the third anniversary of the date of this Warrant (the "Exercise Period").

         3. CERTAIN AGREEMENTS OF THE COMPANY. The Company hereby covenants and agrees as follows:

                  (a) SHARES TO BE FULLY PAID. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

                  (b) RESERVATION OF SHARES. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

                  (c) SUCCESSORS AND ASSIGNS. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

         4. ANTIDILUTION PROVISIONS. During the Exercise Period, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Paragraph 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up to the nearest cent.

                  (a) SUBDIVISION OR COMBINATION OF COMMON STOCK. During the Exercise Period, if the Company subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) any shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. During the Exercise Period, if the Company combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) any shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

                  (b) ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to the provisions of this Paragraph 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                  (c) CONSOLIDATION, MERGER OR SALE. During the Exercise Period, in case of any consolidation of the Company with, or merger of the Company into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Paragraph 4 will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant.

                  (d) NOTICE OF ADJUSTMENT. Upon the occurrence of any event that requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by independent public accountants then engaged by the Company.

                  (e) MINIMUM ADJUSTMENT OF EXERCISE PRICE. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

                  (f) NO FRACTIONAL SHARES. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional shares which would otherwise be issuable in an amount equal to the same fraction of the Market Price (as defined herein) of a share of Common Stock on the date of such exercise.

                  (g) OTHER NOTICES. In case:

                           (i) the Company shall declare any dividend upon the
                  Common Stock payable in shares of stock of any class or make any other distribution (including dividends or distributions payable in cash out of retained earnings) to the holders of the Common Stock;

                           (ii) the Company shall offer for subscription pro
                  rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

                           (iii) there shall be any capital reorganization of
                  the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into or sale of all or substantially all its assets to, another corporation or entity; or

                           (iv) there shall be a voluntary or involuntary
                  dissolution, liquidation or winding-up of the Company;

         then, in each such case, the Company shall give to the holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the legal holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and
         (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

                  (h) CERTAIN DEFINITIONS:

                           (i) "Market Price" as of any date, means (a) the
                  average of the last reported sale prices on the principal trading market for the Common Stock for the five trading days immediately preceding the date of any such determination, or
                  (b) if market value cannot be calculated as of such date on the foregoing basis, Market Price shall be the fair market value as reasonably determined in good faith by the Board of Directors of the Company. The manner of determining the Market Price of the Common Stock sets forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

                           (ii) "Common Stock" for the purposes of this
                  Paragraph 4, includes the Common Stock, par value $0.001 per share, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, or sale of the character referred to in Paragraph 4(c), the stock or other securities or property provided for in such Paragraph.

5. ISSUE TAX. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

         6. NO RIGHTS OR LIABILITIES AS A SHAREHOLDER. This Warrant shall not entitle the holder to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         7. TRANSFER AND REPLACEMENT OF WARRANT.

                  (a) RESTRICTION ON TRANSFER. This Warrant and the rights granted to the holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office of the Company referred to in Paragraph 7(d) below, provided, HOWEVER, that any transfer or assignment shall be subject to the conditions set forth in Paragraph 7(e). Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder as the owner and holder of this Warrant for all purposes, and the Company shall not be affected by any notice to the contrary.

                  (b) REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                  (c) CANCELLATION; PAYMENT OF EXPENSES. Upon the surrender of this Warrant in connection with any transfer or replacement as provided in this Paragraph 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the Holder) in connection with the preparation, execution, and delivery of Warrants pursuant to this Paragraph 7.

                  (d) REGISTER. The Company shall maintain, at its principal executive offices (or such other office of the Company as it may designate by notice to the holder), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

                  (e) EXERCISE OR TRANSFER WITHOUT REGISTRATION. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or in the case of any exercise, the Warrant Shares issuable hereunder) shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel, which opinion and counsel are reasonably acceptable to the Company, to the effect that such exercise, transfer or exchange may be made without registration under said Act and under applicable state securities or blue sky laws, and (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company. The first holder of this Warrant, by taking and holding the same, represents to the Company that such holder is acquiring this Warrant for investment and not with a view to the distribution thereof.

         8. NOTICES. All notices, requests and other communications required or permitted to be given or delivered hereunder to the holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed to the office of the Company at 5920 Friars Road, Suite 104, San Diego, California 92108 Attention: Chief Executive Officer, or at such other address as shall have been furnished to the holder of this Warrant by notice from the Company. Any such notice, request or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests and other communications shall be deemed to have been given either at the time of the receipt thereof by the person entitled to receive such notice at the address of such person for purposes of this Paragraph 8 or, if mailed by registered or certified mail or with a recognized overnight mail courier upon deposit with the United States Post Office or such overnight mail courier, if postage is prepaid and the mailing is properly addressed, as the case may be.

         9. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF UTAH WITHOUT REGARD TO THE BODY OF LAW CONTROLLING CONFLICTS OF LAW.

         10. MISCELLANEOUS.

                  (a) AMENDMENTS. This Warrant and any provision it may only be amended by an instrument signed by the Company and the holder.

                  (b) DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions of this Warrant.

                  (c) SEVERABILITY AND SAVINGS CLAUSE. If any one or more of the provisions contained in this Agreement is for any reason (i) objected to, contested or challenged by any court, government authority, agency, department, commission or instrumentality of the United States or any state or political subdivision thereof, or any securities industry self-regulatory organization (collectively, "Governmental Authority"), or (ii) held to be invalid, illegal or unenforceable in any respect, the Company and the holder agree to negotiate in good faith to modify such objected to, contested, challenged, invalid, illegal or unenforceable provision. It is the intention of Company and the holder that there shall be substituted for such objected to, contested, challenged, invalid, illegal or unenforceable provision a provision as similar to such provision as may be possible and yet be acceptable to any objecting Governmental Authority and be valid, legal and enforceable. Further, should any provisions of this Agreement ever be reformed or rewritten by a judicial body, those provisions as rewritten will be binding, but only in that jurisdiction, on the holder and the Company as if contained in the original Agreement. The invalidity, illegality or unenforceability of any one or more provisions of this Warrant will not affect the validity and enforceability of any other provisions of this Warrant.

         WITNESS the signature of a proper officer of the Company as of the date first above written.

                                       NEW VISUAL ENTERTAINMENT, INC.

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------




ATTEST:



------------------------------
Secretary

                              [FORM OF ASSIGNMENT]

                   (TO BE EXECUTED BY THE REGISTERED HOLDER IF
            SUCH HOLDER DESIRES TO TRANSFER THE WARRANT CERTIFICATE)


         FOR VALUE RECEIVED, _______________________________________ hereby sells, assigns and transfers unto



--------------------------------------------------------------------------------
(Please print name, address and taxpayer identification number or social security number of transferee.)

the accompanying Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint:


--------------------------------------------------------------------------------
attorney, to transfer the accompanying Warrant Certificate on the books of the Company, with full power of substitution. The transferee's tax identification or social security number is _____________________.


Dated:                     ,        .
      ---------------------  -------

                                             [HOLDER]



                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


                                     NOTICE


         The signature to the foregoing Assignment must correspond to the name as written upon the face of the accompanying Warrant Certificate or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.

                         [FORM OF ELECTION TO PURCHASE]

                   (TO BE EXECUTED BY THE REGISTERED HOLDER IF
            SUCH HOLDER DESIRES TO EXERCISE THE WARRANT CERTIFICATE)


To:                                 :
   ---------------------------------

The undersigned hereby irrevocably elects to exercise ____________ of the Warrants represented by the accompanying Warrant Certificate to purchase the shares of Common Stock issuable upon the exercise of such Warrants and requests that certificates for such shares be issued in the name of:

--------------------------------------------------------------------------------
(Please print name and address.)

--------------------------------------------------------------------------------
(Please insert social security or other identifying number.)

The undersigned represents that it is acquiring the shares of Common Stock for its own account and not with a view to distribution, and it will not sell these shares unless they have been registered under the Securities Act of 1933 or an exemption from such registration requirement is available.

If such number of Warrants shall not be all the Warrants evidenced by the accompanying Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants shall be registered in the name of and delivered to:

--------------------------------------------------------------------------------
(Please print name and address.)

--------------------------------------------------------------------------------
(Please insert social security or other identifying number.)

Dated:                     ,        .
      ---------------------  -------
                                         ---------------------------------------
                                         Holder

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                     NOTICE

         The signature to the foregoing Election to Purchase must correspond to the name as written upon the face of the accompanying Warrant Certificate or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.

                                     ANNEX C

                      FORM OF SERIES B WARRANT CERTIFICATE

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, EXCHANGED OR TRANSFERRED IN ANY MANNER IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT NO SUCH REGISTRATION IS REQUIRED.


                          SERIES B WARRANT CERTIFICATE

                         NEW VISUAL ENTERTAINMENT, INC.



No. WR- _____                                                __________ Warrants
Date: November 17, 2000

         THIS CERTIFIES THAT, for value received, ___________________________, or its registered assigns, is entitled to purchase from NEW VISUAL ENTERTAINMENT, INC., a Utah corporation (the "Company"), at any time or from time to time during the period specified in Paragraph 2, _____________________ fully paid and nonassessable shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), at an exercise price of $6.00 per share (the "Exercise Price"). The term "Warrant Shares," as used herein, refers to the shares of Common Stock purchasable hereunder. The Warrant Shares and the Exercise Price are subject to adjustment as provided in Paragraph 4.

         This Warrant is subject to the following terms, provisions, and conditions:

         1. MANNER OF EXERCISE. Subject to the provisions of this Warrant Certificate, this Warrant may be exercised by the holder of this Warrant and/or any permitted transferee specified in Section 7 below (the "holder"), in whole or in part, by the surrender of this Warrant together with a completed exercise agreement in the form attached to this Warrant Certificate (the "Exercise Agreement"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder), and upon payment of the Exercise Price.

         (a) PAYMENT FOR SHARES. At the option of the holder, the Exercise Price may be paid to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company.

         (b) CASHLESS EXERCISE ELECTION. The holder may elect, in lieu of payment of the Exercise Price, to convert this Warrant, in whole or in part, into a number of Warrant Shares determined by dividing (i) the aggregate Market Value of the Warrant Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Exercise Price of such Warrant Shares by (b) the Market Value of one Warrant Share. Market Value shall be determined pursuant to Section 4(h)(i).

         (c) ISSUANCE OF CERTIFICATES The Warrant Shares purchased pursuant to this Section 1 shall be deemed to be issued to the holder or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. Certificates for the Warrant Shares so purchased shall be delivered to the holder within a reasonable time, not to exceed three business days after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder and shall be registered in the name of the holder or such other name as shall be designated by such holder.

         2. PERIOD OF EXERCISE. This Warrant may be exercised, at the option of the holder, in whole or in part, at any time from the date of the execution of this Warrant and (b) ending at 5:00 p.m., Eastern time, on the third anniversary of the date of this Warrant (the "Exercise Period").

         3. CERTAIN AGREEMENTS OF THE COMPANY. The Company hereby covenants and agrees as follows:

                  (a) SHARES TO BE FULLY PAID. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

                  (b) RESERVATION OF SHARES. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

                  (c) SUCCESSORS AND ASSIGNS. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

         4. ANTIDILUTION PROVISIONS. During the Exercise Period, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Paragraph 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up to the nearest cent.

                  (a) SUBDIVISION OR COMBINATION OF COMMON STOCK. During the Exercise Period, if the Company subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) any shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. During the Exercise Period, if the Company combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) any shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

                  (b) ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to the provisions of this Paragraph 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                  (c) CONSOLIDATION, MERGER OR SALE. During the Exercise Period, in case of any consolidation of the Company with, or merger of the Company into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Paragraph 4 will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant.

                  (d) NOTICE OF ADJUSTMENT. Upon the occurrence of any event that requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by independent public accountants then engaged by the Company.

                  (e) MINIMUM ADJUSTMENT OF EXERCISE PRICE. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

                  (f) NO FRACTIONAL SHARES. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional shares which would otherwise be issuable in an amount equal to the same fraction of the Market Price (as defined herein) of a share of Common Stock on the date of such exercise.

                  (g) OTHER NOTICES. In case:

                           (i) the Company shall declare any dividend upon the
                  Common Stock payable in shares of stock of any class or make any other distribution (including dividends or distributions payable in cash out of retained earnings) to the holders of the Common Stock;

                           (ii) the Company shall offer for subscription pro
                  rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

                           (iii) there shall be any capital reorganization of
                  the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into or sale of all or substantially all its assets to, another corporation or entity; or

                           (iv) there shall be a voluntary or involuntary
                  dissolution, liquidation or winding-up of the Company;

         then, in each such case, the Company shall give to the holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the legal holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and
         (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

                  (h) CERTAIN DEFINITIONS:

                           (i) "Market Price" as of any date, means (a) the
                  average of the last reported sale prices on the principal trading market for the Common Stock for the five trading days immediately preceding the date of any such determination, or
                  (b) if market value cannot be calculated as of such date on the foregoing basis, Market Price shall be the fair market value as reasonably determined in good faith by the Board of Directors of the Company. The manner of determining the Market Price of the Common Stock sets forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

                           (ii) "Common Stock" for the purposes of this
                  Paragraph 4, includes the Common Stock, par value $0.001 per share, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, or sale of the character referred to in Paragraph 4(c), the stock or other securities or property provided for in such Paragraph.

         5. ISSUE TAX. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

         6. NO RIGHTS OR LIABILITIES AS A SHAREHOLDER. This Warrant shall not entitle the holder to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         7. TRANSFER AND REPLACEMENT OF WARRANT.

                  (a) RESTRICTION ON TRANSFER. This Warrant and the rights granted to the holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office of the Company referred to in Paragraph 7(d) below, provided, HOWEVER, that any transfer or assignment shall be subject to the conditions set forth in Paragraph 7(e). Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder as the owner and holder of this Warrant for all purposes, and the Company shall not be affected by any notice to the contrary.

                  (b) REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                  (c) CANCELLATION; PAYMENT OF EXPENSES. Upon the surrender of this Warrant in connection with any transfer or replacement as provided in this Paragraph 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the Holder) in connection with the preparation, execution, and delivery of Warrants pursuant to this Paragraph 7.

                  (d) REGISTER. The Company shall maintain, at its principal executive offices (or such other office of the Company as it may designate by notice to the holder), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

                  (e) EXERCISE OR TRANSFER WITHOUT REGISTRATION. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or in the case of any exercise, the Warrant Shares issuable hereunder) shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel, which opinion and counsel are reasonably acceptable to the Company, to the effect that such exercise, transfer or exchange may be made without registration under said Act and under applicable state securities or blue sky laws, and (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company. The first holder of this Warrant, by taking and holding the same, represents to the Company that such holder is acquiring this Warrant for investment and not with a view to the distribution thereof.

         8. NOTICES. All notices, requests and other communications required or permitted to be given or delivered hereunder to the holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed to the office of the Company at 5920 Friars Road, Suite 104, San Diego, California 92108 Attention: Chief Executive Officer, or at such other address as shall have been furnished to the holder of this Warrant by notice from the Company. Any such notice, request or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests and other communications shall be deemed to have been given either at the time of the receipt thereof by the person entitled to receive such notice at the address of such person for purposes of this Paragraph 8 or, if mailed by registered or certified mail or with a recognized overnight mail courier upon deposit with the United States Post Office or such overnight mail courier, if postage is prepaid and the mailing is properly addressed, as the case may be.

         9. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF UTAH WITHOUT REGARD TO THE BODY OF LAW CONTROLLING CONFLICTS OF LAW.

         10. MISCELLANEOUS.

                  (a) AMENDMENTS. This Warrant and any provision it may only be amended by an instrument signed by the Company and the holder.

                  (b) DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions of this Warrant.

                  (c) SEVERABILITY AND SAVINGS CLAUSE. If any one or more of the provisions contained in this Agreement is for any reason (i) objected to, contested or challenged by any court, government authority, agency, department, commission or instrumentality of the United States or any state or political subdivision thereof, or any securities industry self-regulatory organization (collectively, "Governmental Authority"), or (ii) held to be invalid, illegal or unenforceable in any respect, the Company and the holder agree to negotiate in good faith to modify such objected to, contested, challenged, invalid, illegal or unenforceable provision. It is the intention of Company and the holder that there shall be substituted for such objected to, contested, challenged, invalid, illegal or unenforceable provision a provision as similar to such provision as may be possible and yet be acceptable to any objecting Governmental Authority and be valid, legal and enforceable. Further, should any provisions of this Agreement ever be reformed or rewritten by a judicial body, those provisions as rewritten will be binding, but only in that jurisdiction, on the holder and the Company as if contained in the original Agreement. The invalidity, illegality or unenforceability of any one or more provisions of this Warrant will not affect the validity and enforceability of any other provisions of this Warrant.

         WITNESS the signature of a proper officer of the Company as of the date first above written.

                                     NEW VISUAL ENTERTAINMENT, INC.

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------




ATTEST:



-----------------------------
Secretary

                              [FORM OF ASSIGNMENT]

                   (TO BE EXECUTED BY THE REGISTERED HOLDER IF
            SUCH HOLDER DESIRES TO TRANSFER THE WARRANT CERTIFICATE)


         FOR VALUE RECEIVED, _______________________________________ hereby sells, assigns and transfers unto



--------------------------------------------------------------------------------
(Please print name, address and taxpayer identification number or social security number of transferee.)

the accompanying Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint:


--------------------------------------------------------------------------------
attorney, to transfer the accompanying Warrant Certificate on the books of the Company, with full power of substitution. The transferee's tax identification or social security number is _____________________.


Dated:                     ,        .
      ---------------------  -------

                                             -----------------------------------
                                             Holder


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


                                     NOTICE


         The signature to the foregoing Assignment must correspond to the name as written upon the face of the accompanying Warrant Certificate or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.

                         [FORM OF ELECTION TO PURCHASE]

                   (TO BE EXECUTED BY THE REGISTERED HOLDER IF
            SUCH HOLDER DESIRES TO EXERCISE THE WARRANT CERTIFICATE)


To:                                 :
   ---------------------------------

The undersigned hereby irrevocably elects to exercise ____________ of the Warrants represented by the accompanying Warrant Certificate to purchase the shares of Common Stock issuable upon the exercise of such Warrants and requests that certificates for such shares be issued in the name of:

--------------------------------------------------------------------------------
(Please print name and address.)

--------------------------------------------------------------------------------
(Please insert social security or other identifying number.)

The undersigned represents that it is acquiring the shares of Common Stock for its own account and not with a view to distribution, and it will not sell these shares unless they have been registered under the Securities Act of 1933 or an exemption from such registration requirement is available.

If such number of Warrants shall not be all the Warrants evidenced by the accompanying Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants shall be registered in the name of and delivered to:

--------------------------------------------------------------------------------
(Please print name and address.)

--------------------------------------------------------------------------------
(Please insert social security or other identifying number.)

Dated:                     ,        .
      ---------------------  -------
                                           -------------------------------------
                                           Holder

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                     NOTICE

         The signature to the foregoing Election to Purchase must correspond to the name as written upon the face of the accompanying Warrant Certificate or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.

                                     ANNEX D

                            FORM OF DRAW DOWN NOTICE


         Reference is made to the Securities Purchase Agreement dated as of November 17, 2000 (the "Purchase Agreement ") between New Visual Entertainment, Inc., a Utah corporation (the "Company") and the Investors named therein. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement.

         In accordance with Section 3.4 of the Purchase Agreement, the Company hereby issues this Draw Down Notice and submits a Draw Down request for the Draw Down Amount indicated below.

         Draw Down Amount:
                           -----------------------------------

         Pricing Period start date:
                                    --------------------------

         Pricing Period end date:
                                 -----------------------------

         The Company hereby certifies that the conditions set forth in the Purchase Agreement have been satisfied as of the date hereof.

Dated:
       -----------------------------

                                           NEW VISUAL ENTERTAINMENT, INC.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           Facsimile No.:
                                           Wire Instructions:
                                                              ------------------
                                           Contact Name:
                                                         -----------------------

                                     ANNEX E

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT



         REGISTRATION RIGHTS AGREEMENT ("Agreement"), dated as of November 17, 2000, among NEW VISUAL ENTERTAINMENT, INC., a Utah corporation (the "Company"), and each entity listed on the signature pages hereof (each, a "Holder" and collectively, the "Holders").

                                    RECITALS:

         1. The Holders are the holders of shares (the "Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"), and Warrants to purchase shares (the "Warrant Shares") of Common Stock.

         2. The Holder and the Company are parties to that certain Securities Purchase Agreement, of even date herewith (the "Purchase Agreement"), pursuant to which the Holders agreed, collectively, to purchase $5 million of Common Stock in accordance with the provisions thereof.

         3. For good and valuable consideration, the receipt of which is hereby acknowledged, the Company is willing to grant the registration rights set forth in this Agreement.

         NOW, THEREFORE, the parties hereby agree as follows:

         SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

         AFFILIATE: the meaning set forth in Rule 12b-2 under the Exchange Act.

         EFFECTIVENESS PERIOD: as defined in Section 5.1(b).

         EXCHANGE ACT: the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

         FORM S-3: a Registration Statement effected on Form S-3 pursuant to the Securities Act.

         INCIDENTAL REGISTRATION: as defined in Section 3.1.

         PIGGY-BACK REQUEST: as defined in Section 3.1.

         PROSPECTUS: the prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all materials incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         REGISTRABLE SECURITIES: any shares of Common Stock acquired by any Holder from the Company including, without limitation, shares of Common Stock purchased under the Purchase Agreement, the Shares, the Warrant Shares and any other securities issued or issuable with respect to such shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, PROVIDED THAT any particular shares of such Registrable Securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (ii) such shares shall have become eligible to be sold to the public by the Holders pursuant to Rule 144 under the Securities Act,
(iii) subsequent disposition of such shares shall not require registration or qualification of them under the Securities Act or of any similar state law then in force, or (iv) such shares shall have ceased to be outstanding.

         REGISTRATION: a registration of securities (including Registrable Securities) under the Securities Act.

         REGISTRATION EXPENSES: any and all expenses incident to performance of or compliance with this Agreement by the Company and its subsidiaries, including, without limitation (i) all SEC, stock exchange, NASDAQ and other registration, listing and filing fees (other than fees and expenses incurred in connection with compliance with state securities or blue sky laws); (ii) all fees and expenses incurred in connection with compliance with the rules for trading securities on the NASDAQ or on any stock exchange on which the Common Stock is traded (including reasonable fees and disbursements of counsel to the underwriters in connection with such compliance and the preparation of a Blue Sky Memorandum and legal investment survey), (iii) all expenses of printing, distributing, mailing and delivering, any Registration Statement, any Prospectus, any underwriting agreements, transmittal letters, securities sales agreements, securities certificates and other documents relating to the performance of or compliance with this Agreement, (iv) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any "cold comfort" letters required by or incident to such performance and compliance, (v) the fees and expenses of any trustee, transfer agent, registrar, escrow agent or custodian,
(vi) the expenses customarily borne by the issuer incurred in connection with making road show presentations, if any, to facilitate the distribution and sale of Registrable Securities, and (vii) all internal expenses of the Company (including all salaries and expenses of officers and employees performing legal or accounting duties).

         REGISTRATION REQUEST: shall have the meaning set forth in Section 2.

         REGISTRATION STATEMENT: any registration statement of the Company that covers any Registrable Securities filed or to be filed pursuant to this Agreement in connection with a Registration of Registrable Securities pursuant to Section 3, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         RULE 144: Rule 144 (or any successor provision) under the Securities
Act.

         S-3 REGISTRATION STATEMENT: shall have the meaning set forth in Section 2.

         SEC: the Securities and Exchange Commission.

         SECURITIES ACT: the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

         UNDERWRITTEN REGISTRATION OR UNDERWRITTEN OFFERING: a Registration in which securities of the Company (including Registrable Securities) are sold to an underwriter for reoffering to the public.

         WARRANTS shall mean the Series A Warrants and/or the Series B Warrants issued to the Holders pursuant to the Purchase Agreement.

         SECTION 2. REGISTRATION UPON DEMAND. At any time during the term of this Agreement if the Company is eligible to effect the Registration of its Common Stock on Form S-3 for a secondary offering, any Holder or group of Holders may deliver a written request that Registrable Securities having an aggregate sales price to the public of at least $1,000,000 be registered pursuant to the terms of this Agreement (a "Registration Request"). Within 31 days after a Registration Request, the Company shall use its best efforts to prepare and file a Registration Statement to effect the Registration of all Registrable Securities which the Company has been requested to register pursuant to the Registration Request to the extent requisite to permit the public disposition of such Registrable Securities. The Company shall use its best efforts to cause the Registration Statement that is the subject of this Section 2 (the "S-3 Registration Statement") to be declared effective by the SEC upon the earlier to occur of (a) 120 days after the date of the Registration Request,
(ii) 90 days following the filing of the S-3 Registration Statement, or (iii) ten business days after receipt of a "no review" or similar letter from the SEC.

         SECTION 3. INCIDENTAL REGISTRATION RIGHTS.

         3.1 REQUESTS FOR INCIDENTAL REGISTRATION. If the Company proposes to register any of its equity securities (other than pursuant to a Registration on Form S-4 or S-8 or any successor form) and the Registration form to be used may be used for Registration of the Registrable Securities, it will give prompt written notice to each Holder of its intention to effect such Registration (the "Incidental Registration"). Within ten business days of receiving such written notice of an Incidental Registration, such Holder may make a written request (the "Piggy-Back Request") that the Company include in the proposed Incidental Registration all, or a portion, of the Registrable Securities owned by such Holder (which Piggy-Back Request shall set forth the Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof).

         3.2 OBLIGATION TO EFFECT INCIDENTAL REGISTRATION. (a) The Company will use its best efforts to include in any Incidental Registration all Registrable Securities which the Company has been requested to register pursuant to any timely Piggy-Back Request to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered.

         (b) Notwithstanding the preceding Sections 3.1 and 3.2(a):

                  (i) the Company shall not be obligated pursuant to this
         Section 3 to effect a Registration of Registrable Securities requested pursuant to a timely Piggy-Back Request if the Company discontinues the related Incidental Registration at any time prior to the effective date of any Registration Statement filed in connection therewith; and

                  (ii) if a Registration pursuant to this Section 3 involves an underwritten offering, and the managing underwriter shall advise the Company that, in its opinion, the number of securities requested and otherwise proposed to be included in such Registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such Registration to the extent of the number which the Company is so advised can be sold in such offering, FIRST, the securities the Company proposes to sell for its own account in such Registration and SECOND, the Registrable Securities of each of the Holders requesting to be included in such Registration in proportion, as nearly as practicable, to the number of shares of Registrable Securities for which a Piggy-Back Request has been submitted by each such Holder at the time of filing of the Registration Statement.

         SECTION 4. UNDERWRITERS.

         4.1 UNDERWRITTEN OFFERS. The provisions of this Section 4 do not establish additional registration rights but instead set forth procedures applicable, in addition to those set forth in Sections 3 and 5, to any Registration which is an underwritten offering.

         4.2 SELECTION OF UNDERWRITERS. If a Registration of Registrable Securities is being effected pursuant to Section 3 and such securities are to be distributed by or through one or more underwriters, the Company shall have the right to select one or more underwriters to administer the offering.

         4.3 PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. Each Holder may not participate in any underwritten Registrations hereunder unless such Holder agrees to sell the Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Company.

         4.4 HOLDBACK AGREEMENT OF THE HOLDER. If and whenever the Company proposes to register any of its equity securities under the Securities Act for its own account (other than on Form S-4 or S-8 or any successor form) or is required to use reasonable efforts to effect the Registration of any Registrable Securities under the Securities Act pursuant to Section 3, each Holder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144, of any Registrable Securities, of any other equity securities of the Company, or any securities convertible into or exchangeable for any equity securities of the Company, within 15 days prior to and 90 days (unless advised in writing by the managing underwriter that a longer period, not to exceed 180 days, is required) after the effective date of the Registration Statement relating to such Registration, except as part of such Registration or with the prior written consent of the Company and the managing underwriter, if any.

         SECTION 5. REGISTRATION PROCEDURES.

         5.1 OBLIGATIONS OF THE COMPANY. If and whenever the Company is required pursuant to Section 2 or Section 3 to effect a Registration of Registrable Securities, the Company shall, subject to the provisions of Section 2 or Section 3:

         (a) prepare and file with the SEC a Registration Statement covering such Registrable Securities and use commercially reasonable efforts to cause such Registration Statement to become effective and remain effective as provided herein;

         (b) use commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement and Prospectus used in connection therewith effective at least until the earlier of (i) 90 days after the effective date of such Registration Statement, and (ii) the completion of the distribution by the Holders of all of the Registrable Securities covered by such Registration Statement (the "Effectiveness Period");

         (c) use commercially reasonable efforts to register or qualify the Registrable Securities covered by such Registration Statement under the securities or blue sky laws of such states within the United States as the Company determines, PROVIDED that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any state wherein it is not so qualified, subject itself to taxation in any state wherein it is not so subject, or take any action which would subject it to general service of process in any state wherein it is not so subject; and

         (d) (i) notify each Holder of Registrable Securities covered by such Registration Statement if, to its knowledge, such Registration Statement, at the time it or any amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as practicable, prepare and file with the SEC a post-effective amendment to such Registration Statement and use commercially reasonable efforts to cause such post-effective amendment to become effective such that such Registration Statement, as so amended, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) notify each Holder of Registrable Securities covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, if, to its knowledge, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, as promptly as practicable, prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         Each Holder agrees that upon receipt of any notice from the Company pursuant to Section 5.1(d), such Holder will promptly discontinue the Holder's disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Holder shall have received notice from the Company that such Registration Statement has been amended and/or copies of the supplemented or amended Prospectus contemplated by Section 5.1(d) have been furnished. If so directed by the Company, each Holder of Registrable Securities will deliver to the Company all copies, other than permanent file copies, in such Holder's possession of the Prospectus covering such Registrable Securities at the time of receipt of such notice.

         5.2 SELLER INFORMATION. The Company may require each Holder of any Registrable Securities as to which any Registration is being effected to furnish to the Company such information regarding such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request and as shall be required by law in connection therewith. Each Holder agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially false or misleading.

         SECTION 6. REGISTRATION EXPENSES.

         The Company shall pay all Registration Expenses arising from or incidental to the performance of, or compliance with, this Agreement, PROVIDED that each Holder requesting such Registration shall bear any transfer taxes applicable to its Registrable Securities registered thereunder, customary (both as to type and amount) commissions, discounts or other compensation payable to the underwriters (including fees and expenses of underwriters' counsel), selling brokers, managers or other similar persons engaged in the distribution of any of the Registrable Securities, and the fees and expenses of each Holder's own counsel.

         SECTION 7. INDEMNIFICATION.

         7.1 INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES. The Company may require, as a condition to including any Registrable Securities of a Holder in any Registration Statement filed pursuant to this Agreement that the Company shall have received an undertaking satisfactory to it from such Holder to indemnify, defend and hold harmless, the Company, its directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company from and against any and all losses, claims, damages and liabilities, joint or several, to which any of the foregoing may become subject, under the Securities Act or otherwise, based upon or arising out of any untrue statement or alleged untrue statement of a material fact in a Registration Statement, any preliminary prospectus, final Prospectus or summary Prospectus, or any amendment or supplement thereto, or omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the preparation of such Registration Statement, preliminary prospectus, final Prospectus, summary Prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such Registrable Securities by such Holder.

         7.2 INDEMNIFICATION PAYMENTS. Any indemnification required to be made by an indemnifying party pursuant to this Section 7 shall be made by periodic payments to the indemnified party during the course of the action or proceeding, as and when bills are received by such indemnifying party with respect to an indemnifiable loss, claim, damage, liability or expense incurred by such indemnified party.

         7.3 OTHER REMEDIES. If for any reason the foregoing indemnity is unavailable, other than by reason of the exceptions provided therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, actions, proceedings or expenses in such proportion as is appropriate to reflect the relative benefits to and faults of the indemnifying party on the one hand and the indemnified party on the other in connection with the offering of Registrable Securities (taking into account the portion of the proceeds of the offering realized by each such party) and the statements or omissions or alleged statements or omissions which resulted in such loss, claim, damage, liability, action, proceeding or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omissions. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No party shall be liable for contribution under this Section 7.3 except to the extent and under such circumstances as such party would have been liable to indemnify under this
Section 7 if such indemnification were enforceable under applicable law.

         SECTION 8. MISCELLANEOUS.

         8.1 ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         8.2 NOMINEES FOR BENEFICIAL OWNERS. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election and unless notice is otherwise given to the Company by the record owner, be treated as the Holder of such Registrable Securities for purposes of any request or other action by the Holder of such Registrable Securities pursuant to this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

         8.3 TERM. This Agreement shall be effective as of the date hereof and shall continue in effect thereafter until the earlier of (a) its termination by the consent of the parties hereto or their respective successors in interest,
(b) the date on which no Registrable Securities remain outstanding, (c) the date on which the Holders may resell all of the Registrable Securities under Rule 144, and (d) November 17, 2005.

         8.4 NOTICES. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or (c) sent by next-day or overnight mail or delivery or (d) sent by telecopy or telegram:

                  (i) If to a Holder, at the address set forth on the signature pages hereto.

                  (ii)     If to the Company, at:

                           New Visual Entertainment, Inc.
                           5920 Friars Road, Suite 104
                           San Diego, California 92108

or, in each case, at such other address as may be specified in writing to the other parties hereto.

         All such notices, requests, demands, waivers and other communications shall be deemed to have been received (w) if by personal delivery on the day after such delivery, (x) if by certified or registered mail, on the seventh business day after the mailing thereof, (y) if by next-day or overnight mail or delivery, on the day delivered, (z) if by telecopy or telegram, on the next day following the day on which such telecopy or telegram was sent, provided that a copy is also sent by certified or registered mail.

         8.5 AMENDMENTS; WAIVERS; ETC. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

         8.6 SEVERABILITY. If any provision of this Agreement, including any phrase, sentence, clause, Section or subsection is inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever.

         8.7 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

         8.8 SUCCESSORS, ASSIGNS AND TRANSFEREES. This Agreement shall not be assignable or otherwise transferable by the Holder without the prior written consent of the Company; PROVIDED, HOWEVER, that the Holder may assign this Agreement to any transferee of the Warrants or the Purchase Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         8.9 NO THIRD-PARTY BENEFICIARIES. Except as provided in Section 8 with respect to indemnification of certain third parties hereunder, nothing in this Agreement shall confer any rights upon any person or entity other than the parties hereto and their respective heirs, successors and permitted assigns.

         8.10 HEADINGS. The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

         8.11 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

         8.12 CONFIDENTIALITY. Each Holder shall treat as confidential and shall not use confidential information of the Company acquired from the Company pursuant to this Agreement except in accordance with the terms and provisions of this Agreement and the Holder's rights and obligations hereunder, and will not disclose the same or any part thereof to any third party without the prior written approval of the Company; provided, however, that nothing contained herein shall in any way restrict or impair any Holder's right to use, disclose, or otherwise deal with any information of the Company which:

                  (i) at the time of the disclosure is generally available to the public or thereafter becomes generally available to the public by publication or otherwise through no act of such Holder;

                  (ii) was in such Holder's possession prior to the time of disclosure hereunder and was not acquired directly or indirectly from the Company;

                  (iii) is independently made available to such Holder as a matter of right by a third party, or

                  (iv) was developed independently of the confidential information obtained from the Company.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                   NEW VISUAL ENTERTAINMENT, INC.


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   HOLDERS:

                                   LILLY BETER CAPITAL GROUP, LTD.


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------
                                   Address:  3925 Excelsior Blvd., Suite 500
                                             Minneapolis, MN 55416

                                   INTERNATIONAL CARRIBEAN TRUST LIMITED


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------
                                   Address: c/o Lilly Beter Capital Group, Ltd.
                                                3925 Excelsior Blvd., Suite 500
                                                Minneapolis, MN 55416

                                    PROMETHEUS TRUST LIMITED


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------
                                    Address: c/o Lilly Beter Capital Group, Ltd.
                                             3925 Excelsior Blvd., Suite 500
                                             Minneapolis, MN 55416

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                                    CUTTING EDGE TRUST LIMITED


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------
                                    Address: c/o Lilly Beter Capital Group, Ltd.
                                             3925 Excelsior Blvd., Suite 500
                                             Minneapolis, MN 55416

                                    WIND & SEA TRUST LIMITED


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------
                                    Address: c/o Lilly Beter Capital Group, Ltd.
                                             3925 Excelsior Blvd., Suite 500
                                             Minneapolis, MN 55416

                                    MONTGOMERY LANDING TRUST LIMITED


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------
                                    Address: c/o Lilly Beter Capital Group, Ltd.
                                             3925 Excelsior Blvd., Suite 500
                                             Minneapolis, MN 55416

                                    QUAIL RUN TRUST LIMITED


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------
                                    Address: c/o Lilly Beter Capital Group, Ltd.
                                             3925 Excelsior Blvd., Suite 500
                                             Minneapolis, MN 55416


                                    TRU COLOR TRUST LIMITED


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------
                                    Address: c/o Lilly Beter Capital Group, Ltd.
                                             3925 Excelsior Blvd., Suite 500
                                             Minneapolis, MN 55416